AFL-CIO HOUSING INVESTMENT TRUST

 Highlights – 4th Quarter 2014

For the periods ended December 31, 2014, the AFL-CIO Housing Investment Trust’s (HIT) gross returns exceeded its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), for the quarter, 1-, 3-, 5-, and 10-year periods by 4, 59, 38, 34, and 45 basis points, respectively. On a net basis, the HIT outperformed the benchmark for the 1- and 10-year periods by 13 and 1 basis points, respectively, as shown below.

Performance for periods ended December 31, 2014 (Returns for periods exceeding one year are annualized)

	Quarter	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	1.83%	6.56%	3.04%	4.79%	5.16%
HIT Total Net Rate of Return	1.72%	6.10%	2.60%	4.34%	4.72%
Barclays Capital Aggregate Bond Index	1.79%	5.97%	2.66%	4.45%	4.71%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Despite indications of improving economic conditions in the U.S., intermediate and long-term Treasury rates fell during the fourth quarter as a result of the low inflation in the U.S. and overseas, the lack of growth in the Eurozone and slower growth in China, and plummeting oil prices. The HIT’s strategy of focusing on high credit quality multifamily mortgage-backed securities (MBS), led to an income advantage that helped to produce superior risk-adjusted returns during a period of low and declining interest rates.

Positive contributions to the HIT’s performance in the fourth quarter relative to the Barclays Aggregate included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Poor performance by corporate bonds, the worst performing major sector in the Barclays Aggregate, with excess returns of -112 basis points (bps).  The HIT does not invest in corporate bonds, whereas the sector comprised 23.3% of the index as of December 2014.

●
Mixed performance by agency multifamily mortgage-backed securities. FHA/Ginnie Mae multifamily permanent and construction/permanent loan certificate spreads tightened by 1 and 6 bps, respectively, while Fannie Mae multifamily DUS security spreads widened across most structures, with the benchmark 10/9.5s and intermediate duration 7/6.5s increasing by 4  and 6 bps, respectively. However, short duration DUS 5/4.5s tightened by 2 bps. The HIT had 22.1% of its portfolio invested in DUS securities across various structures as of December 31, 2014, whereas the Barclays Aggregate does not hold DUS securities.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were 0, -33, -62, and -180 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Approximately 94% of the HIT portfolio was AAA-rated or carried a government or government-sponsored enterprise guarantee compared to less than 72% for the Barclays Aggregate as of year-end.

Negative impacts to the HIT’s performance included:

●
Good performance by Treasuries, the best performing sector with excess returns of 0 and a total return of 193 bps during the quarter. The HIT is underweight this sector with a 9.1% allocation versus 35.8% in the Barclays Aggregate as of December 31, 2014.  Mitigating the impact was the portfolio’s overweight to spread-based assets as swap spreads tightened for the quarter, with 2-, 5-, 7-, and 10-yr spreads declining by 2, 6, 3, and 4 bps, respectively.

AFL-CIO HOUSING INVESTMENT TRUST                                                         2014 Q4 Highlights

●
The portfolio’s relative short duration as interest rates fell across the Treasury yield curve with the exception of the shorter maturities.  Five-, 10-, and 30-year rates fell by 10, 32, and 45 bps, respectively, while the 2-year rose by 10 bps and 3-year increased by 3 bps.

●
Strong performance by agency single family MBS (RMBS), the second best performing major sector in the index with excess returns of -1 bps.  The HIT is underweight in RMBS with an allocation of 26.2% versus 28.8% in the Barclays Aggregate at the end of December.

 The HIT has continued to serve its investors well by generating higher real income than the benchmark while taking less credit risk, leveraging its expertise in housing finance and specialization in government-insured multifamily MBS. The HIT enters 2015 with strong liquidity and superior portfolio fundamentals, which should offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark, as well as its pipeline of prospective multifamily investments.  Further, the demand for U.S. rental housing – the focus of the HIT’s investment strategy – is expected to remain strong.  The HIT continues to work with its networks of developers, mortgage bankers, housing finance agencies, and labor and community organizations to seek investments in multifamily housing.

Fourth Quarter Bond Sector Performance
Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	1.93%	0	5.58
Agencies	0.71%	-59	4.16
Single family agency MBS (RMBS)	1.79%	-1	4.34
Corporates	1.77%	-112	7.25
Commercial MBS (CMBS)	1.45%	23	4.29
Asset-backed securities (ABS)	0.55%	8	2.54
Source: Bloomberg L.P.
Change in Treasury Yields
Maturity	9/30/14	12/31/2014	Change
3 Month	0.018%	0.041%	0.023%
6 Month	0.033%	0.119%	0.086%
1 Year	0.099%	0.216%	0.117%
2 Year	0.569%	0.666%	0.098%
3 Year	1.039%	1.071%	0.032%
5 Year	1.757%	1.654%	-0.104%
7 Year	2.204%	1.972%	-0.231%
10 Year	2.490%	2.172%	-0.318%
30 Year	3.197%	2.752%	-0.445%
               Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing.  This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

AFL-CIO HOUSING INVESTMENT TRUST                                                   2014 Q4 Highlights

Portfolio Data as of December 31, 2014

Net Assets	$4,859,337,096
Portfolio Effective Duration	4.802 years
Portfolio Average Coupon	3.51%
Portfolio Current Yield	3.42%
Portfolio Yield to Worst	2.43%
Convexity	0.087
Maturity	9.254 years
Average Price	104.88
Number of Holdings	907

Portfolio Percentage in Each of the Following Categories: 1

Multifamily MBS	59.68%
Agency Single-Family MBS	26.20%
U.S. Treasury	9.13%
AAA Private-Label CMBS	2.89%
Cash & Short-Term Securities	2.10%

Portfolio Percentage in Each of the Following Categories: 1

Agency Single-Family MBS	26.20%
CMBS – Agency Multifamily*	54.64%
U.S. Treasury Notes/Bonds	9.13%
State Housing Permanent Bonds	5.82%
State Housing Construction Bonds	2.11%
Cash & Short-Term Securities	2.10%
               * Includes multifamily MBS (48.72%), AAA Private-Label CMBS (2.89%), and multifamily Construction MBS (3.03%).

Geographical Distribution of Long-Term Portfolio:2

West	7.39%
Midwest	14.89%
South	2.88%
East	25.25%
National Mortgage Pools	49.59%

1 Percentages weighted by unfunded construction-related security purchase commitments.
2 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

AFL-CIO HOUSING INVESTMENT TRUST                                                   2014 Q4 Highlights

Portfolio Data (continued)

Portfolio Duration Distribution, by Percentage in Each Category: 3

Cash	2.10%	5-5.99 years	5.21%
0-0.99 years	10.72%	6-6.99 years	7.16%
1-1.99 years	9.21%	7-7.99 years	7.89%
2-2.99 years	18.31%	8-8.99 years	7.75%
3-3.99 years	13.58%	9-9.99 years	4.79%
4-4.99 years	8.01%	Over 10 years	5.27%

Maturity Distribution (based on average life):

0 – 1 year	4.67%
1 – 2.99 years	18.07%
3 – 4.99 years	29.55%
5 – 6.99 years	18.57%
7 – 9.99 years	16.08%
10 – 19.99 years	9.42%
Greater than 20 years	3.64%

Quality Distribution: 3

U.S. Government or Agency	88.51%
AAA	3.43%
AA	4.39%
A	1.57%
Not Rated	0.00%
Cash	2.10%

Bond Sector Distribution: 3,4

MBS	90.68%
Treasury	9.32%
Agency	0.00%

3 Percentages weighted by unfunded construction-related security purchase commitments.
4 Excludes cash and short-term equivalents.